Exhibit 99.1

T1 Energy Advances G2_Austin Development with Capital Formation Progress

October 24, 2025

Registered direct equity offering’s expected proceeds of $72 million with new and existing institutional investors coupled with an expected $50 million convertible preferred is a major step forward for G2_Austin U.S. solar cell manufacturing facility

AUSTIN, Texas and NEW YORK, Oct. 24, 2025 (GLOBE NEWSWIRE) -- T1 Energy Inc. (NYSE: TE) (“T1,” “T1 Energy,” or the “Company”) is moving forward with plans to start construction of the 2.1 GW first phase of its G2_Austin PV solar cell manufacturing facility before year-end 2025. With the expected proceeds from each of the $72 million registered direct offering and the $50 million convertible preferred announced this week, the Company will soon have a meaningful portion of the capital required to finance the first 2.1 GW phase of the G2_Austin facility, with the remainder expected to be comprised of debt and anticipated customer offtake deposits. The closing of the registered direct offering is expected to occur on or about October 24, 2025, subject to the satisfaction of customary closing conditions and the closing of the convertible preferred share issuance is expected shortly thereafter.

“This is a landmark day for T1 and our growing network of partners, customers, and investors. This equity capital is foundational to constructing G2_Austin, which is the centerpiece of T1’s mission to build an integrated American solar supply chain,” commented Dan Barcelo, Chairman and CEO, T1 Energy. “The transactions announced this week significantly derisk the G2 facility and have positioned us to potentially accelerate long lead time items and to proceed with the initial construction phase of G2 as planned before year-end 2025. As importantly, the support of major new and existing institutional investors is expected to help us build on the momentum we already have with G2 debt capital formation, advanced customer offtake discussions, and other key strategic initiatives.”

•	Capital formation expected to trigger Q4 2025 start of construction at G2_Austin. As disclosed previously, T1 is executing a phased development of the G2_Austin PV solar cell fab in Rockdale, Texas, with the first 2.1 GW slated to start construction before year-end 2025. The expected proceeds from the $50 million issuance of preferred stock to certain funds and accounts managed by Encompass Capital Advisors LLC, in combination with the $72 million of expected gross proceeds from the registered direct equity offering, provide T1 with meaningful capital required to fund the facility's $400 - $425 million of capital expenditures for the first 2.1 GW phase of G2_Austin.

•	Planned next steps for G2_Austin development. T1’s G2 facility development team has completed contractor and vendor selection and is progressing with detailed engineering of the customized production line equipment for the G2 first phase. The net proceeds from the transactions announced this week position T1 to accelerate the next stages of development as precursors to the planned start of construction in Q4 2025.

“The transactions we announced this week are meaningful steps forward in the capital formation process to develop the G2_Austin facility,” added Evan Calio, T1’s Chief Financial Officer. “Although we initially planned to focus on securing debt capital as the foundation of the G2 capital stack, interest from new and existing institutional equity investors enabled us to opportunistically reorient the sequence of G2 capital formation.”

About T1 Energy

T1 Energy Inc. (NYSE: TE) is an energy solutions provider building an integrated U.S. supply chain for solar and batteries. In December 2024, T1 completed a transformative transaction, positioning the company as one of the leading solar manufacturing companies in the U.S., with a complementary solar and battery storage strategy. Based in the U.S. with plans to expand its operations in America, the Company is also exploring value optimization opportunities across its portfolio of assets in Europe.

To learn more about T1, please visit www.T1energy.com and follow on social media.

Investor contact:

Jeffrey Spittel

EVP, Investor Relations and Corporate Development

jeffrey.spittel@T1energy.com

Tel: +1 409 599-5706

Media contact:

Russell Gold

EVP, Strategic Communications

russell.gold@T1energy.com

Tel: +1 214 616-9715

Cautionary Statement Concerning Forward-Looking Statements:

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation with respect to the Company’s financial and operational performance and profitability, the expected proceeds from the registered direct offering, anticipated use of proceeds from the offerings described herein, the closing of the registered direct offering, the G2_Austin phased development plan, the expected plans and benefits of such development plans, the expectation to bring the facility online in Q4 2026 to address robust customer demand, the expected first phase of G2_Austin annual production capacity of 2.1GW total, with an estimated capital expenditure of $400 - $425 million, the expected timeframe for constriction and start of production at G2; the Company’s planned or expected capital formation activities and their success, including the expected availability of debt financing and customer offtake proceeds. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual future events, results, or achievements to be materially different from the Company’s expectations expressed or implied by the forward-looking statements. Important factors include, but are not limited to, those discussed under the caption “Risk Factors” in (i) T1’s post-effective amendment no. 1 to the Registration Statement on Form S-3 filed with the Securities and Exchange Commission (the “SEC”) on January 4, 2024, (ii) T1’s Registration Statement on Form S-4 filed with the SEC on September 8, 2023 and subsequent amendments thereto filed on October 13, 2023, October 19, 2023 and October 31, 2023, (iii) T1’s Registration Statements on Form S-3 filed with the SEC on September 23, 2025, and (iv) T1’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 31, 2025, as amended and supplemented by Amendment No. 1 on Form 10-K/A filed with the SEC on April 30, 2025, (v) T1’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025 filed with the SEC on May 15, 2025, as amended and supplemented by Amendment No. 1 on Form 10-Q/A filed with the SEC on August 18, 2025, (vi) T1’s Quarterly Report on Form 10-Q for the period ended June 30, 2025, filed with the SEC on August 19, 2025, and available on the SEC’s website at www.sec.gov. Forward-looking statements speak only as of the date of this press release and are based on information available to the Company as of the date of this press release, and the Company assumes no obligation to update such forward-looking statements, all of which are expressly qualified by the statements in this section, whether as a result of new information, future events or otherwise, except as required by law.

T1 intends to use its website as a channel of distribution to disclose information which may be of interest or material to investors and to communicate with investors and the public. Such disclosures will be included on T1’s website in the ‘Investor Relations’ section. T1 also intends to use certain social media channels, including, but not limited to, X and LinkedIn, as means of communicating with the public and investors about T1, its progress, products, and other matters. While not all the information that T1 posts to its digital platforms may be deemed to be of a material nature, some information may be. As a result, T1 encourages investors and others interested to review the information that it posts and to monitor such portions of T1’s website and social media channels on a regular basis, in addition to following T1’s press releases, SEC filings, and public conference calls and webcasts. The contents of T1’s website and other social media channels shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

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